EXHIBIT 99.2

MIKE MUSSON - WELCOME AND SAFE HARBOR

o THANK YOU ________________________ (OPERATOR). GOOD AFTERNOON EVERYONE, AND THANK YOU FOR JOINING US TODAY TO DISCUSS THE RESULTS OF OPENWAVE SYSTEM'S SECOND QUARTER OF FISCAL YEAR 2001. I'M MIKE MUSSON, SENIOR DIRECTOR OF INVESTOR RELATIONS AND JOINING ME TODAY FROM REDWOOD CITY ARE DON LISTWIN OUR PRESIDENT AND CEO AND ALAN BLACK, SENIOR VICE PRESIDENT AND CFO.

o BEFORE WE DISCUSS OUR RESULTS FOR THE QUARTER, I WANT TO REMIND EVERYONE THAT WE ARE OPERATING UNDER THE RULES OF REGULATION FD.

o ACCORDINGLY, WE WILL BE PROVIDING YOU WITH AN UPDATE CONCERNING THE FUTURE OUTLOOK FOR OUR BUSINESS THROUGHOUT OUR REMARKS.

o FOR YOUR CONVENIENCE, THIS CALL IS BEING RECORDED AND WILL BE AVAILABLE FOR PLAYBACK FROM OUR WEBSITE FOR 48 HOURS SO YOU CAN REPLAY THE CALL TO ASSIST YOU IN CONSTRUCTING YOUR FINANCIAL MODELS.

o    IF YOU HAVE ANY QUESTIONS REGARDING OUR RESULTS OR FUTURE
     EXPECTATIONS, WE ENCOURAGE YOU TO ASK THEM DURING THE Q&A SESSION THAT WILL FOLLOW SHORTLY.

o THE PRESS RELEASE WAS DISTRIBUTED AT THE CLOSE OF THE NASDAQ STOCK MARKET AND IF YOU HAVE NOT SEEN A COPY, YOU CAN VISIT OUR WEBSITE AT WWW.OPENWAVE.COM.

o        I'LL NOW TURN THE CALL OVER TO DON.



                                DON LISTWIN

                                  SUMMARY

o    THANK YOU, MIKE.

o    I'M PLEASED TO JOIN YOU TODAY TO REPORT ON THE FIRST FULL QUARTER FOR
     OPENWAVE.

o WE ARE FACING AN EXTRAORDINARY OPPORTUNITY AT OPENWAVE AS THE WIRELESS INTERNET AND ENHANCED MOBILE COMMUNICATIONS SERVICES CONTINUE TO COME OF AGE IN EVERY CORNER OF THE GLOBE.

o TODAY WE POSTED WHAT I WOULD CHARACTERIZE AS VERY SOLID RESULTS FOR OUR FIRST QUARTER AS A COMBINED COMPANY.

o OVERALL, DECEMBER QUARTER REVENUES GREW APPROXIMATELY 36% TO $109.7 MILLION FROM $80.8 MILLION IN THE FIRST QUARTER OF FISCAL 2001, AND 278% FROM $29.1 MILLION IN THE SAME PERIOD LAST YEAR.

o GROSS MARGIN WAS APPROXIMATELY 80% AND PRO FORMA OPERATING PROFIT WAS $10.3 MILLION, OR 9 CENTS PER SHARE, EXCLUDING MERGER AND ACQUISITION AND STOCK-BASED COMPENSATION.

o I'M PARTICULARLY PLEASED WITH THE PROGRESS WE MADE TO DELIVER AHEAD OF SCHEDULE ON OUR PROFIT TARGETS.

o WE ACHIEVED THIS GOAL DUE TO A COMBINATION OF SOLID OPERATIONAL EXECUTION AND FAVORABLE CUSTOMER RESPONSE TO THE MERGER IN A LARGE AND GROWING MARKET.

                                 THE MARKET

o GIVEN RECENT MARKET CONDITIONS, WE HAVE BEEN THOUGHTFUL RELATIVE TO UNDERSTANDING THE SPENDING INTENTIONS OF OUR CUSTOMERS AS WE HAVE CONSIDERED OUR OWN OPERATING PLANS FOR THE NEXT YEAR.

o AT THE HIGHEST LEVELS, A SYNERGY RESEARCH GROUP STUDY REVEALED SOME VERY INTERESTING DATA RELATIVE TO CARRIER CAPITAL EXPENDITURES PLANS.

o THE DATA SHOWS A SUBSTANTIAL SHIFT HAPPENING IN THE MIX OF SPENDING. SPENDING ON TECHNOLOGIES RELATED TO TRADITIONAL VOICE SERVICES IS DECREASING WHILE SPENDING ON WIRELESS AND INTERNET TECHNOLOGIES THAT ENABLE THE DELIVERY OF NEW ENHANCED SERVICES HAS BEEN INCREASING STEADILY FOR THE PAST EIGHT QUARTERS AND THE SYNERGY GROUP FORECASTS THIS TO CONTINUE.

o WE BELIEVE THE MARKET OPPORTUNITY FOR INFRASTRUCTURE SOFTWARE FOR COMMUNICATIONS SERVICE PROVIDERS IS SIZABLE AND GROWING. BY 2005, THE ARC GROUP ESTIMATES THAT THE SERVED ADDRESSABLE MARKET FOR
     INFRASTRUCTURE SOFTWARE WILL BE IN EXCESS OF $14 BILLION FOR WIRELESS, WIRELINE AND PORTAL/ASP AND CABLE PROVIDERS.

o WORLDWIDE SUBSCRIBER NUMBERS ARE ALSO RISING SUBSTANTIALLY. TOTAL ACTIVE MOBILE SUBSCRIBERS GREW BY OVER 5.2 MILLION TO OVER 12.1 MILLION IN DECEMBER FROM 6.9 MILLION AT THE END OF SEPTEMBER 2000, WHICH DEMONSTRATES THAT OUR MARKET SHARE CONTINUES TO INCREASE. ALSO, THE NUMBER OF OPENWAVE-ENABLED WIRELESS HANDSETS GREW 94% FROM 36 MILLION TO 70 MILLION.

o WE ARE ALSO SEEING EXCELLENT ADOPTION RATES GLOBALLY. THIS GROWTH WAS EVIDENT IN JAPAN AS WELL AS IN THE US, KOREA, AND EUROPEAN MARKETS.

o SUBSCRIBERS ON THE MESSAGING SIDE OF OUR BUSINESS ALSO GREW. WE REPORTED TODAY 145.6 MILLION LICENSED INTERMAIL MESSAGING MAILBOXES, WITH A TOTAL OF 95.9 MILLION ACTIVATED MAILBOXES AS OF THE END OF DECEMBER 2000. THAT INCLUDES A TOTAL OF 31 CUSTOMERS THAT HAVE PURCHASED OVER 1 MILLION MAILBOX LICENSES AND 14 CUSTOMERS THAT HAVE ACTIVATED OVER 1 MILLION SEATS.

o    WE HAVE OBSERVED THAT THE MESSAGING BUSINESS AND THE GROWTH FOR IT ARE
     EVOLVING.

o MANY OF THE SALES OPPORTUNITIES WE ARE PURSUING NOW ARE PART OF LARGE, LONG-TERM FRAMEWORK DEALS IN THE WIRELESS SECTOR THAT ENCOMPASS A BROAD CROSS-SECTION OF OUR PRODUCT PORTFOLIO.

o WE EXPECT TO EXTEND OUR MARKET SHARE LEADERSHIP POSITION TO DRIVE GROWTH OF OUR MESSAGING BUSINESS IN THE WIRELESS SECTOR AS GROWTH RATES IN THE ISP, PORTAL AND `WIRELINE SECTOR MODERATE DRIVEN BY A SLOWING ECONOMY.

o WE BELIEVE OUR CONTINUED SUCCESS WILL BE A FUNCTION OF OUR UNIQUE MARKET POSITION AS THE ONLY COMMUNICATIONS SOFTWARE PROVIDER WITH PROVEN SCALABLE CARRIER-CLASS IP-BASED MESSAGING AND WIRELESS INTERNET TECHNOLOGY.

o IT IS CLEAR THAT THE MARKET OPPORTUNITY IS SIZABLE AND WE ARE WELL POSITIONED TO EXECUTE ON OUR STRATEGY. WHAT FOLLOWS IS AN OVERVIEW OF OUR PROGRESS IN OUR COMPANY'S SEVEN STRATEGIC PILLARS.

                           INTEGRATE DELIBERATELY

o THE FIRST PILLAR IS "INTEGRATE DELIBERATELY." DELIBERATE INTEGRATION HAS BEEN THE FIRST ORDER OF BUSINESS SINCE AUGUST 9TH WHEN WE ANNOUNCED THE MERGER AND, AS YOU HAVE SEEN BY OUR EXECUTION SINCE THAT TIME, THE INTEGRATION PROCESS IS PROCEEDING WELL.

o THE LAST PHASE OF THE MERGER INTEGRATION WILL BE COMPLETE ON JANUARY 31ST AT OUR ANALYST DAY WHEN WE ROLL OUT OUR VIEW OF OUR BUSINESS AND PRODUCT STRATEGIES.

o ALTHOUGH WE ARE FINISHED WITH THE MERGER INTEGRATION, WE WILL CONTINUE TO FOCUS ON THE CONTINUING DEVELOPMENT OF SYSTEMS, PROCESSES AND CULTURE AS A CORE PART OF BUILDING THIS GLOBAL COMPANY.

                         FOCUS ON CUSTOMER SUCCESS

o THE MOST IMPORTANT STRATEGIC PILLAR IS TO MAKE CUSTOMER SUCCESS THE FOCUS OF EVERYTHING WE DO.

o    OPENWAVE'S MISSION IS TO DELIVER A SERVICES OS THAT ENABLES
     COMMUNICATION SERVICE PROVIDERS TO RAPIDLY CREATE PROFITABLE
     INTERNET-BASED SERVICES.

o OUR WIRELESS CUSTOMERS ARE BECOMING INCREASINGLY SUCCESSFUL IN SERVING THEIR CUSTOMER MARKET, AS EVIDENCED BY THEIR VERY STRONG SUBSCRIBER GROWTH IN ALL REGIONS.

o THIS QUARTER, MANY CARRIERS ANNOUNCED EXCELLENT SUBSCRIBER NUMBERS, WITH SPRINT REPORTING OVER 1 MILLION WIRELESS INTERNET SUBSCRIBERS, BT REPORTING OVER 1 MILLION, AND KDDI IN JAPAN REPORTING OVER 5 MILLION WIRELESS INTERNET USERS.

o GROWTH IN EUROPE DOUBLED FROM APPROXIMATELY ONE MILLION TO ALMOST TWO MILLION QUARTER ON QUARTER.

o IN THE CASE OF KDDI IN JAPAN, WE WITNESSED ACCELERATING ADOPTION RATES LATE IN THE FISCAL QUARTER FOLLOWING THEIR INTRODUCTION OF OUR MOBILE MAIL MESSAGING SOFTWARE.

o AMONG OTHER FEATURES, THE NEW SOFTWARE ENABLES SUBSCRIBERS TO PROCESS THEIR EMAIL WHILE DISCONNECTED FROM THE NETWORK, A KEY COMPETITIVE DIFFERENTIATOR.

o THIS NEW SERVICE IS TANGIBLE EVIDENCE OF THE OPPORTUNITY OF OUR UP-SELLING STRATEGY

o THERE ARE OTHER EXAMPLES WE CAN POINT TO OF SUCCESS IN CROSS-SELLING AND UP-SELLING PRODUCTS INTO OUR COMBINED CUSTOMER BASE SINCE THE MERGER WAS ANNOUNCED.

o FOR EXAMPLE, IN THE U.S., WE HAVE ADDED VERIZON ONLINE AS A NEW CUSTOMER OF OUR MOBILE MAIL PRODUCT.

o AND THE WIRELESS INTERNET ITSELF GREW SUBSTANTIALLY WITH AN INCREASE FROM 25,000 TO OVER 7.5 MILLION WEB PAGES DEVELOPED SPECIFICALLY FOR THE WIRELESS INTERNET IN THE LAST YEAR ACCORDING TO PINPOINT NETWORKS, AN INDEPENDENT MONITORING AGENCY.

o THIS RICH CONTENT OF THE WIRELESS INTERNET IS EVIDENCED BY THE STRONG GROWTH REPORTED BY BT GENIE IN THE NUMBER OF WIRELESS PORTAL USERS IN THE U.K.

o GENIE REPORTED THAT ITS REGISTERED USER BASE HAS GROWN TO 1.6 MILLION USERS IN THE SHORT TIME SINCE THE SERVICE WAS LAUNCHED LAST SPRING.

o SINCE THE BEGINNING OF THE YEAR, GENIE HAS BROADENED ITS OFFERING BY LAUNCHING WIRELESS PORTAL SERVICES IN GERMANY WITH VIAG AND IN THE NETHERLANDS WITH TELEFORT.

                        DELIVER AN OPEN ARCHITECTURE

o WE HAVE MADE EXCELLENT PROGRESS IN COMBINING THE PRODUCT OFFERINGS OF THE TWO COMPANIES INTO ONE OPEN STANDARDS-BASED ARCHITECTURE. WE ARE CALLING OUR UNIQUE OFFERING A SERVICES OS PLATFORM. A SERVICES OS PLATFORM CONTAINS THE MOBILE SERVICES INFRASTRUCTURE, PLATFORM SERVICES AND COMMUNICATIONS SERVICES TO ALLOW OPERATORS TO RAPIDLY INTRODUCE NEW SERVICES TO THE MARKET.

o    OUR PRODUCTS ARE ARCHITECTED TO PERMIT SMOOTH MIGRATION AND
     CO-EXISTENCE FROM 2G TO 2.5G THROUGH 3G INFRASTRUCTURES.

o IN THAT VEIN, I AM VERY EXCITED TO USE THIS FORUM TO ANNOUNCE THAT KDDI HAS SELECTED OPENWAVE TO SUPPLY ITS MOBILE INTERNET SOFTWARE PLATFORM FOR ITS 3RD GENERATION NETWORK.

o ALONG WITH ITS LICENSE OF OUR MESSAGING PLATFORM, KDDI IS ADOPTING AN INCREASINGLY BROAD SET OF OUR PRODUCT FRANCHISE.

o FOR SOME TIME NOW, WE HAVE BEEN POINTING TO THE EMERGENCE OF 3RD GENERATION NETWORKS AS A GROWTH OPPORTUNITY FOR OPENWAVE AND ONE THAT INVESTORS SHOULD MONITOR AS A SIGN OF OUR CONTINUED TECHNOLOGICAL LEADERSHIP.

o FINANCIALLY, THE CONTRACT WITH KDDI IS THE LARGEST IN THE COMPANY'S HISTORY, PROOF THAT THE EVOLUTION TO NEXT GENERATION INTERNET AND NETWORKING TECHNOLOGIES REPRESENTS A BIG GROWTH OPPORTUNITY FOR OPENWAVE.

o KDDI HAS PURCHASED NEXT GENERATION SOFTWARE FOR OUR GATEWAY, MOBILE MANAGEMENT, BROWSER AND MESSAGING TECHNOLOGIES AS PART OF OUR LICENSE AGREEMENTS.

o WE WILL PROVIDE YOU WITH MORE INFORMATION ON THESE PRODUCTS AND OUR SERVICES OS FRAMEWORK IN SAN FRANCISCO NEXT WEEK AT OUR ANALYST DAY.

o WE WILL ALSO PROVIDE YOU WITH AN UPDATE ON THE PROGRESS ON OUR UM STRATEGY NEXT WEDNESDAY.

                           DEVELOP THE ECOSYSTEM

o THE INTERNET ECOSYSTEM CONCEPT IS SOMETHING THAT WAS DEVELOPED A FEW YEARS AGO AS A WAY TO DESCRIBE A NEW COOPERATIVE WAY OF PARTNERING IN THE TECHNOLOGY ARENA.

o OPENWAVE IS COMMITTED TO PARTICIPATING IN AND BUILDING THE WIRELESS INTERNET ECOSYSTEM.

o THIS QUARTER WE ANNOUNCED PARTNERSHIPS IN BOTH SECURITY AND BILLING WITH CATEGORIES LEADERS SUCH AS BALTIMORE TECHNOLOGIES, CERTICOM, DIVERSINET, EDIFY AND PORTAL SOFTWARE.

o FINALLY, ON THE PATENT FRONT, WE ARE VERY PLEASED TO HAVE REACHED AN AMICABLE RESOLUTION OF OUR PATENT LITIGATION WITH GEOWORKS IN DECEMBER.

o OUR LICENSE WITH GEOWORKS COVERS ALL OF OUR PRODUCTS INCLUDING THE SDK LICENSED BY DEVELOPERS AND THUS PROTECTS THE INTERESTS OF ALL OF OUR CUSTOMERS AND PARTNERS.

o    WE ARE LOOKING FORWARD TO WORKING COOPERATIVELY WITH GEOWORKS GOING
     FORWARD.

                             DEVELOP THE TALENT

o A COMPANY ULTIMATELY IS ONLY AS GOOD AS ITS TALENT. ONE OF OUR FUNDAMENTAL STRATEGIES IS TO ATTRACT AND DEVELOP THE BEST SOFTWARE TALENT IN THE WIRELESS AND COMMUNICATIONS INDUSTRY. THIS QUARTER WE HAVE MADE SUBSTANTIAL PROGRESS AGAINST THAT GOAL.

o AS OF THE END OF DECEMBER, OUR HEADCOUNT HAD GROWN BY OVER 250 PEOPLE SINCE THE END OF SEPTEMBER FROM 1615 TO 1892, MOST OF WHICH WAS IN RESEARCH AND DEVELOPMENT AND CUSTOMER OPERATIONS.

o IN ADDITION, I HAVE COMPLETED THE HIRING OF MY EXECUTIVE TEAM AND I'D LIKE TO TAKE A MOMENT TO INTRODUCE THE NEWEST MEMBERS TO YOU.

o FIRST, AL SNYDER JOINS MY TEAM IN A COMPLETELY NEW POSITION THAT WE'VE CREATED -- SENIOR VICE PRESIDENT FOR CUSTOMER ADVOCACY. THE CUSTOMER ADVOCACY GROUP IS RESPONSIBLE FOR THE PROFESSIONAL SERVICES BUSINESS, CUSTOMER SUPPORT ORGANIZATION AND THE QUALITY TEAM AT OPENWAVE. AL JOINS US FROM ORACLE WHERE HE WAS SVP FOR THE AMERICA'S SUPPORT SERVICES, ORACLE'S LARGEST SUPPORT SERVICE DIVISION.

o I HAVE ALSO ADDED A CIO, KATHY CRUZ. KATHY IS RESPONSIBLE FOR THE WORLDWIDE STRATEGY AND ONGOING DELIVERY OF OPENWAVE'S INFORMATION SYSTEMS, TECHNOLOGIES, SERVICES AND SUPPORT. KATHY JOINS US WITH OVER 25 YEARS OF EXPERIENCE LEADING CUSTOMER-FOCUSED INFORMATION SYSTEMS INNOVATION FOR COMPANIES SUCH AS ASPECT COMMUNICATIONS, BANK OF AMERICA, THE GAP, UC BERKELEY, VERIFONE AND WINE.COM.

o THE NEXT ADDITION TO THE TEAM IS SUSAN ELLIS, OUR VP OF HR. SUSAN JOINS US FROM AT&T BROADBAND, WHERE SHE WAS VP OF HUMAN RESOURCES. SUSAN HAS OVER 20 YEARS EXPERIENCE IN HR INCLUDING AT&T BROADBAND, MEDIA ONE, CONTINENTAL CABLEVISION AND BOSTON EDISON.

o I'M EXCITED TO ANNOUNCE THE NEWEST MEMBER OF MY TEAM, RICHARD WONG AS VP OF MARKETING. RICH JOINS US FROM COVAD COMMUNICATIONS WHERE HE WAS EVP AND GM OF THE VALUE-ADDED SERVICES BUSINESS. PRIOR TO COVAD, RICH WAS AT MCKINSEY, FOCUSING ON THE ENTERPRISE SOFTWARE ARENA, INCLUDING INTERNATIONAL ASSIGNMENTS.

o BEN LINDER, WHO MANY OF YOU KNOW WILL BE TAKING A WELL DESERVED LEAVE OF ABSENCE AND WILL BE BACK WITH OPENWAVE IN THE SUMMER.

o FINALLY, WE WERE PLEASED THAT BRUCE MARTIN, OUR VICE PRESIDENT OF TECHNOLOGY AND A WELL-KNOWN INDUSTRY FIGURE HAS BEEN RE-ELECTED FOR THE FOURTH CONSECUTIVE TERM AS CHAIRMAN OF THE WAP FORUM
     SPECIFICATIONS COMMITTEE.

                          SERVE THE GLOBAL MARKET

o THE GEOGRAPHIC BALANCE WAS GOOD AGAIN THIS QUARTER. ALAN WILL GIVE MORE DETAIL IN A MOMENT.

o IN PARTICULAR, WE ARE PLEASED TO ANNOUNCE THAT WE ARE EXTENDING THE WIRELESS INTERNET INTO THE PEOPLE'S REPUBLIC OF CHINA WITH CHINA MOBILE THROUGH OUR PARTNERSHIP WITH SIEMENS.

o CHINA MOBILE HAD MORE THAN 66 MILLION SUBSCRIBERS AT THE END OF 2000 AND IS THE COUNTRY'S DOMINANT OPERATOR, OWNING 80% OF THE CELLULAR MARKET SHARE IN CHINA.

o OPENWAVE'S TECHNOLOGY WILL PROVIDE WIRELESS INTERNET ACCESS TO SUBSCRIBERS IN 11 PROVINCES THROUGHOUT CHINA, COVERING A TOTAL POPULATION OF 475 MILLION PEOPLE, INCLUDING 4 OF CHINA MOBILE'S TOP 5 MOBILE SUBSCRIBER PROVINCES, REPRESENTING OVER 80 PERCENT OF THEIR SUBSCRIBER BASE.

                DELIVER HIGH-GROWTH WITH PREDICTABLE PROFIT

o AND NOW, I WOULD LIKE TO TURN THE CALL OVER TO ALAN BLACK, OUR CFO, TO PROVIDE YOU WITH DETAILS AT A FINANCIAL LEVEL AND OUTLOOK GOING FORWARD. ALAN.

                                 ALAN BLACK

o    THANK YOU DON, AND GOOD AFTERNOON EVERYONE.

o TURNING TO THE SECOND QUARTER'S RESULTS, WE ARE VERY PLEASED TO REPORT THAT WE ACHIEVED PRO FORMA OPERATING PROFITABILITY THIS QUARTER, AHEAD OF OUR MOST RECENT TARGET OF MARCH 2001 AND A FULL NINE MONTHS AHEAD OF THE TIME FRAME WE EXPECTED LAST AUGUST WHEN WE ANNOUNCED THE MERGER OF PHONE.COM AND SOFTWARE.COM.

o WE ARE ALSO VERY PLEASED AS WELL TO REPORT THAT BOTH SIDES OF OUR BUSINESS WERE PROFITABLE ON A PRO FORMA BASIS FROM OPERATIONS IN THE DECEMBER QUARTER. HOWEVER, SINCE THE MERGER OF THE TWO COMPANIES IS COMPLETE, WE WILL NOT BE PROVIDING A BREAKDOWN OF PROFITABILITY OF WHAT WAS PREVIOUSLY PHONE.COM AND SOFTWARE.COM

o    I WILL NOW TURN YOUR ATTENTION TO THE DETAILS BEHIND THE NUMBERS:

                                  REVENUES

o REVENUES FOR THE QUARTER WERE $109.7 MILLION, COMPARED TO $ 80.8 MILLION FOR THE FIRST QUARTER OF FY 2001, AN INCREASE OF 36% QUARTER OVER QUARTER AND A 278 % PERCENT INCREASE FROM THE SAME PERIOD LAST YEAR.

o EXCLUDING MERGER AND ACQUISITION CHARGES AND STOCK BASED COMPENSATION, OUR PRO FORMA NET INCOME FOR THE QUARTER WAS $15.8 MILLION, OR $0.09 NET INCOME PER DILUTED SHARE BASED ON 180.6 MILLION WEIGHTED AVERAGE SHARES OUTSTANDING.

o OUR NET LOSS INCLUDING MERGER AND ACQUISITION CHARGES AND STOCK-BASED COMPENSATION WAS $228.6 MILLION, OR $1.38 LOSS PER BASIC AND DILUTED SHARE BASED ON WEIGHTED AVERAGE SHARES OF 165.1 MILLION.

                                REVENUE MIX

o    TURNING NOW TO OUR REVENUE MIX, 73% OF OUR REVENUES CAME FROM LICENSE
     FEES,

o    12% FROM THE DELIVERY OF MAINTENANCE AND SUPPORT SERVICES, AND

o ANOTHER 15% WAS ATTRIBUTABLE TO WORK PERFORMED BY OUR PROFESSIONAL SERVICES ORGANIZATION.

o IN COMPARISON, LICENSE REVENUES DURING THE FIRST QUARTER OF FISCAL 2001 ACCOUNTED FOR 71% OF OUR REVENUES, 13% CAME FROM THE DELIVERY OF MAINTENANCE AND SUPPORT SERVICES AND 16% WAS ATTRIBUTABLE TO
     PROFESSIONAL SERVICES.

o FOR THE THIRD FISCAL QUARTER, WE EXPECT THE MIX OF REVENUES TO BE COMPARABLE TO THAT ACHIEVED IN THE FIRST HALF OF FISCAL 2001 (LICENSE 72%, MAINTENANCE AND SUPPORT 13%, PROFESSIONAL SERVICES 15%).

o    LICENSE REVENUES INCREASED $22.9 MILLION QUARTER-OVER-QUARTER, OR BY
     40%.

o MAINTENANCE AND SUPPORT REVENUES INCREASED BY $2.8 MILLION OR 26% OVER THE PRIOR QUARTER.

o    PROFESSIONAL SERVICES INCREASED BY $3.3 MILLION, OR 25% OVER THE PRIOR
     QUARTER.

o GEOGRAPHICALLY, 44% OF OUR REVENUES DURING THE QUARTER ORIGINATED FROM CUSTOMERS BASED IN THE AMERICAS, 29% CAME FROM EUROPEAN CUSTOMERS, AND 27% WAS DERIVED FROM CUSTOMERS LOCATED IN ASIA AND OTHER REGIONS OF THE WORLD.

o OUR WIRELESS CUSTOMER FOOTPRINT SERVES OVER 324 MILLION SUBSCRIBERS FROM 81 OPERATORS.

o NOTE THAT FOR PURPOSES OF COMPARING THIS NUMBER WITH THE NUMBER REPORTED IN PRIOR QUARTERS, WE ARE NOW COUNTING DDI, IDO AND TSU-KA AS ONE OPERATOR FOLLOWING THEIR MERGER TO FORM KDDI IN JAPAN. SIMILARLY, WE ARE COUNTING BELL ATLANTIC MOBILE, AIRTOUCH AND GTE AS ONE OPERATOR, VERIZON, IN THE U.S. MARKET.

o GIVEN INDUSTRY CONSOLIDATION, WE WILL FOCUS OUR ATTENTION ON THE NUMBER OF SUBSCRIBERS SERVED IN OUR CUSTOMER BASE, AS OPPOSED TO OUR NUMBER OF CARRIERS.

                          DEFERRED REVENUE/BACKLOG

o I WILL NOW TURN YOUR ATTENTION TO DEFERRED REVENUE AND OUR BACKLOG OF COMMITTED BUSINESS.

o DEFERRED REVENUE TOTALED $109.2 MILLION AS OF THE END OF DECEMBER 2000, DOWN $13.6 MILLION FROM THE SEPTEMBER 2000 BALANCE.

o AS COMMUNICATED EACH QUARTER SINCE PHONE.COM COMPLETED ITS IPO IN JUNE 1999, WE HAVE EXPECTED DEFERRED REVENUE TO DECLINE OVER TIME AS OPERATORS LAUNCH COMMERCIAL SERVICES AT WHICH TIME REVENUE RECOGNITION OF PREVIOUSLY DEFERRED REVENUE COMMENCES.

o THE CHANGE FOR THE QUARTER THEREFORE IS A NATURAL RESULT OF THE MATURATION OF OUR BUSINESS.

o AS MORE OF OUR OPERATORS DEPLOY COMMERCIALLY AND EXPERIENCE GROWTH IN ACTIVE SUBSCRIBERS, OUR REVENUE RECOGNITION MOVES FROM A STAGE WHERE THE REVENUES WE REPORT ARE BASED ON AMORTIZATION OF PREPAID LICENSE FEES TO RECOGNITION OF FEES BASED ON THE GROWTH EACH QUARTER IN ACTIVE WIRELESS INTERNET SUBSCRIBERS OR USE OF THE WIRELESS INTERNET BY THEIR SUBSCRIBERS, AS APPLICABLE.

o EXAMPLES OF CUSTOMERS THAT FALL INTO THIS CATEGORY INCLUDE SPRINT, AT&T, BT CELLNET AND LG TELECOM.

o SEPARATELY, WE ARE VERY PLEASED BY THE CONTINUED GROWTH OF OUR BACKLOG OF COMMITTED BUSINESS TO OVER $325 MILLION AS OF DECEMBER 2000.

o THIS REPRESENTS AN INCREASE OF OVER $43 MILLION FROM THE $282 MILLION COMBINED BACKLOG NUMBER REPORTED ON THE NOVEMBER 20, 2000 MERGER CONFERENCE CALL.

o TOGETHER WITH OUR KNOWLEDGE OF THE ROLLOUT PLANS OF OUR CUSTOMERS, OUR STILL VERY LARGE DEFERRED REVENUE BALANCE AND THE BACKLOG NUMBER WE REPORTED TODAY, WE BELIEVE WE CONTINUE TO ENJOY EXCELLENT TOP LINE VISIBILITY.

                                    DSOS

o    TURNING NEXT TO DISCUSS DSO...

o ADJUSTING FOR THE CHANGE IN DEFERRED REVENUE DURING THE QUARTER, DAYS SALES OUTSTANDING WAS 110 DAYS FOR THE QUARTER ENDED DECEMBER 31, 2000.

o THIS IS CONSISTENT WITH OUR PRIOR EXPECTATIONS AND GUIDANCE THAT DSO'S WOULD FALL IN THE 90 TO 120 DAY RANGE.

o THE INCREASE IN ADJUSTED DSO'S THIS QUARTER OVER THAT REPORTED LAST QUARTER IS TIED TO THE DECREASE IN DEFERRED REVENUE AND THE IMPACT OF THE HOLIDAY SEASON ON COLLECTIONS.

                            BLENDED GROSS MARGIN

o    TURNING NOW TO OUR GROSS MARGIN...

o    WE ACHIEVED AN 80 PERCENT GROSS MARGIN FOR THE QUARTER,

o    WHICH AS INDICATED PREVIOUSLY WAS WELL AHEAD OF OUR PREVIOUS
     EXPECTATIONS AS RELAYED TO YOU ON THE NOVEMBER 20, CONFERENCE CALL.

o THE HIGHER THAN EXPECTED GROSS MARGIN WAS PRIMARILY THE RESULT OF AN INCREASE IN LICENSE REVENUES AS COMPARED TO A RELATIVELY UNCHANGED QUARTER TO QUARTER COST OF LICENSE REVENUE, AND HIGH PROFIT MARGINS FROM BOTH OUR MAINTENANCE AND SUPPORT AND PROFESSIONAL SERVICES OPERATIONS.

o GROSS MARGIN ON LICENSE REVENUES WAS 92%, WHILE OUR MAINTENANCE AND SUPPORT AND PROFESSIONAL SERVICES ORGANIZATIONS ACHIEVED 47% AND 45% GROSS MARGINS, RESPECTIVELY.

o OUR OUTLOOK IS THAT GROSS MARGIN WILL RANGE BETWEEN 76% AND 78% FOR CALENDAR YEAR 2001. THIS RANGE RELATIVE TO THE 80% GROSS MARGIN EXPERIENCED IN THE DECEMBER QUARTER IS BASED ON OUR OUTLOOK THAT GROSS MARGINS ON LICENSE FEES WILL DECLINE SLIGHTLY IN THE QUARTERS AHEAD STEMMING FROM A TECHNOLOGY LICENSE FROM UNISYS.

o GROSS MARGINS IN THE PROFESSIONAL SERVICES SIDE OF THE BUSINESS WERE EXCEPTIONAL THIS QUARTER. WE EXPECT THEY WILL RETURN TO TRADITIONAL LEVELS OF 40% TO 42% GOING FORWARD.

o HOWEVER, THE NEW RANGE OF 76% TO 78% IS HIGHER THAN THE OUTLOOK WE HAD ON THE NOVEMBER 20TH CONFERENCE CALL.

                             OPERATING EXPENSES

o    TURNING NEXT TO OPERATING EXPENSES.

o OUR SPENDING ON RESEARCH AND DEVELOPMENT WAS $31.4 MILLION, OR 29 PERCENT OF REVENUES DURING THE QUARTER, COMPARED TO $27.2 MILLION FOR THE PRIOR QUARTER, OR 34 PERCENT OF REVENUES.

o SALES AND MARKETING WAS $33.4 MILLION, OR 30 PERCENT OF REVENUES, COMPARED WITH PRIOR QUARTER EXPENSES OF $33.6 MILLION OR 42 PERCENT OF REVENUES.

o THIS IMPROVEMENT WAS CAUSED IN PART BY OUR MARKETING ORGANIZATION'S FOCUS ON MERGER-RELATED ACTIVITIES, AND EFFICIENCIES ACHIEVED BY THE SALES ORGANIZATION AS A RESULT OF THE MERGER.

o AS FOR GENERAL AND ADMINISTRATIVE EXPENSES, THEY WERE $12.3 MILLION, OR 11% OF REVENUES FOR THE QUARTER, COMPARED TO $10.8 MILLION, OR 13% OF REVENUES IN THE SECOND QUARTER.

o THUS, WE EXPERIENCED IMPROVED OPERATING LEVERAGE ACROSS THE COMPANY, ONE OF THE MANY BENEFITS THAT HAVE ACCRUED FROM THE MERGER.

                          STOCK-BASED COMPENSATION

o    STOCK BASED COMPENSATION IS NEXT.

o TOTAL STOCK-BASED COMPENSATION EXPENSE WAS $1.6 MILLION FOR THE QUARTER, OF WHICH $1.1 MILLION WAS RELATED TO ACQUISITIONS.

                    AMORTIZATION OF ACQUISITION-RELATED
                          GOODWILL AND INTANGIBLES

o IN ADDITION TO STOCK-BASED COMPENSATION EXPENSE, WE ALSO RECORDED $159.7 MILLION IN ACQUISITION-RELATED AMORTIZATION EXPENSE DURING THE QUARTER.

o SEPARATELY, WE RECORDED $83.1 MILLION OF MERGER AND INTEGRATION EXPENSES DURING THE QUARTER, AND EXPECT TO INCUR APPROXIMATELY $5.0 MILLION OF ADDITIONAL COSTS IN FUTURE QUARTERS.

o IN AGGREGATE, THEREFORE, WE EXPECT TOTAL MERGER COSTS OF APPROXIMATELY $88 MILLION, $12 MILLION LESS THAN OUR INITIAL outlook.

                                INCOME TAXES

o    INCOME TAXES WERE $1.7 MILLION, DOWN FROM APPROXIMATELY $2.6 LAST
     QUARTER.

o INCOME TAXES ARE PRIMARILY COMPRISED OF FOREIGN WITHHOLDING TAXES ON INTERNATIONAL LICENSES OF OUR PRODUCTS.

o AS EXPLAINED IN PREVIOUS CALLS, FOREIGN WITHHOLDING TAXES FLUCTUATE FROM QUARTER TO QUARTER BASED BOTH ON THE GEOGRAPHICAL MIX OF OUR BILLINGS AND THE VARIATION OF BILLINGS FROM ONE QUARTER TO THE NEXT.

o ACCORDINGLY, THEY CAN BE CHALLENGING TO FORECAST FROM QUARTER TO QUARTER. OUR CURRENT OUTLOOK FOR INCOME TAXES IN THE THIRD FISCAL QUARTER IS THAT THEY WILL RANGE BETWEEN $2.0 MILLION AND $3.5 MILLION.

                                CASH BALANCE

o    TURNING NOW TO OUR CASH BALANCES, WE ENDED THE QUARTER WITH
     APPROXIMATELY $435.2 MILLION IN CASH, CASH EQUIVALENTS AND SHORT TERM INVESTMENTS, EXCLUDING APPROXIMATELY $21.0 MILLION OF RESTRICTED CASH.

o WE INCURRED NEGATIVE CASH FLOW FROM OPERATIONS OF $41.0 MILLION IN THE SECOND QUARTER, $37.7 MILLION OF WHICH WAS ATTRIBUTABLE TO MERGER RELATED EXPENSES.

o EXCLUDING MERGER COSTS, WE EXPERIENCED APPROXIMATELY $3.3 MILLION OF NEGATIVE CASH FLOWS FROM OPERATIONS DURING THE QUARTER.

o WE EXPECT TO CONTINUE TO BE A NET USER OF CASH FOR OPERATIONS IN THE THIRD FISCAL QUARTER WITH THE NET USE OF FUNDS AGAIN TIED LARGELY TO COSTS OF THE MERGER.

o AS HAS BEEN THE CASE IN PRIOR QUARTERS, WE CONTINUE TO INVEST IN THE FUTURE OF OUR BUSINESS.

o CONCERNING OUR INVESTING ACTIVITIES, WE SPENT APPROXIMATELY $42.4 MILLION DURING THE QUARTER COMPRISED OF FACILITIES RELATED
     DISBURSEMENTS AND OTHER CAPITAL EXPENDITURES OF $32.7 MILLION, AND $7.8 MILLION IN ACQUISITION PAYMENTS.

o    THIS LEVEL OF INVESTMENT WAS IN-LINE WITH OUR OUTLOOK.

o OUR FORWARD GUIDANCE IS THAT WE INTEND TO CONTINUE TO INVEST IN OUR FACILITIES AND IT INFRASTRUCTURE IN CALENDAR YEAR 2001 AT A SLIGHTLY HIGHER PACE THAN WE HAVE IN THE PAST, AS A RESULT OF GROWTH IN OUR BUSINESS AND INCREASED HEADCOUNT.

o WITH APPROXIMATELY $435 MILLION OF AVAILABLE CASH AND SHORT-TERM INVESTMENTS, WE BELIEVE WE ARE VERY WELL CAPITALIZED AT THIS TIME.

                            PRICING ENVIRONMENT

o TURNING NEXT TO THE PRICING ENVIRONMENT FOR OUR PRODUCTS, WE CONTINUE TO EXPERIENCE PRICING CONDITIONS THAT ARE IN-LINE WITH OUR PRIOR COMMENTS.

o MORE SPECIFICALLY, WE CONTINUE TO ENJOY FAVORABLE PRICING IN THE MARKETPLACE RELATIVE TO OUR COMPETITORS IN THE WIRELESS INTERNET INFRASTRUCTURE AND INTERMAIL MESSAGING PRODUCTS.

o WE ATTRIBUTE THIS ADVANTAGE TO THE STRENGTH OF OUR MARKET POSITION, THE PROVEN SCALEABILITY AND BREADTH OF OUR SOLUTION, AND OTHER FACTORS.

o THAT SAID, IT REMAINS OUR EXPECTATIONS THAT, OVER TIME, THE PRICING ENVIRONMENT FOR OUR PRODUCTS WILL BECOME INCREASINGLY COMPETITIVE.

                          FUTURE BUSINESS OUTLOOK

o NOW, BEFORE WRAPPING UP, I WOULD LIKE TO SPEND THE NEXT FEW MINUTES COMPLETING MY REMARKS WITH RESPECT TO OUR ASSESSMENT OF THE FUTURE OUTLOOK FOR OUR BUSINESS.

o LOOKING AHEAD THROUGH THE END OF CALENDAR YEAR 2001, WE EXPECT TO CONTINUE ON OUR PATH TOWARDS ACHIEVING OUR LONG TERM GOAL OF OPERATING PROFITABILITY IN THE 30% RANGE.

o AS OF THE END OF THE DECEMBER 2000 QUARTER, PRO FORMA OPERATING PROFIT EXCLUDING MERGER AND ACQUISITION RELATED CHARGES, STOCK-BASED COMPENSATION, INTEREST INCOME AND TAXES, WAS $10.3 MILLION, OR 9% OF REVENUES

o THIS LEVEL OF OPERATING PROFITABILITY WAS APPROXIMATELY ONE FULL YEAR AHEAD OF PLAN, FUELED BY STRONG TOP-LINE GROWTH AND THE ECONOMIES OF SCALE ACHIEVED THROUGH THE MERGER.

                               FUTURE OUTLOOK

THE FOLLOWING STATEMENTS ARE FORWARD LOOKING AND BASED ON CURRENT OUTLOOK AS OF TODAY. THESE BUSINESS OUTLOOK STATEMENTS WILL NOT BE UPDATED UNTIL THE RELEASE OF OPENWAVE'S NEXT QUARTERLY EARNINGS ANNOUNCEMENT. WE RESERVE THE RIGHT TO UPDATE THE OUTLOOK FOR ANY REASON DURING THE QUARTER.

o BASED ON MARKET DATA AND THE VISIBILITY WE POSSESS GIVEN THE SIZE OF OUR DEFERRED REVENUE AND BACKLOG NUMBERS, WE ARE VERY CONFIDANT THAT REVENUES WILL CONTINUE TO GROW IN CALENDAR YEAR 2001.

o ACCORDINGLY, WE ARE RAISING OUR REVENUE OUTLOOK FOR CALENDAR YEAR 2001 FROM THE $580 MILLION TO WHICH WE GUIDED IN NOVEMBER TO $640 MILLION, AN INCREASE OF $60 MILLION.

o WE EXPECT REVENUE GROWTH TO INCREASE DURING THIS PERIOD BY BETWEEN 10% AND 20% QUARTER OVER QUARTER.

o FINALLY, OUR OUTLOOK IS THAT R&D, SALES AND MARKETING AND G&A EXPENSES WILL each CONTINUE TO GROW IN ABSOLUTE DOLLAR TERMS AT A RATE OF APPROXIMATELY 10 - 15%.

o WE EXPECT INTEREST INCOME TO BE APPROXIMATELY $6.5 MILLION TO $7.0 MILLION PER QUARTER THROUGHOUT THE CALENDAR YEAR.

o FINALLY, WE EXPECT INCOME TAXES TO BE $3 TO $5 MILLION PER QUARTER IN CALENDAR 2001.

o ACCORDINGLY, WE EXPECT TO INCREASE OUR PRO FORMA OPERATING PROFIT MARGIN STEADILY THROUGHOUT THE YEAR FROM THE 9% REPORTED FOR THE DECEMBER 2000 QUARTER TO APPROXIMATELY 13% PRO FORMA OPERATING PROFIT AS A PERCENTAGE OF REVENUES BY DECEMBER 2001.

o TO AID YOU IN COMPLETING YOUR FINANCIAL MODELS, TO CALCULATE OUR PRO FORMA OPERATING EARNINGS PER SHARE, WE EXPECT TO HAVE APPROXIMATELY 182 MILLION SHARES OUTSTANDING ON A FULLY DILUTED BASIS FOR THE FIRST CALENDAR QUARTER OF 2001 AND 185 MILLION SHARES FOR THE CALENDAR YEAR AS A WHOLE.

o SEPARATELY, WE EXPECT TO HAVE 166 MILLION BASIC SHARES OUTSTANDING FOR THE FIRST CALENDAR QUARTER OF 2001 AND 168 MILLION SHARES FOR THE CALENDAR YEAR AS A WHOLE, WHICH YOU CAN USE TO CALCULATE OUR EPS INCLUSIVE OF ACQUISITION-RELATED GOODWILL AND OTHER AMORTIZATION CHARGES.

o BASED ON THE FOREGOING, WE EXPECT PRO FORMA OPERATING EARNINGS TO BE APPROXIMATELY $0.46 PER SHARE IN CALENDAR 2001.

o I'D LIKE TO NOW TURN THE CALL OVER TO THE OPERATOR SO THAT WE MAY TAKE YOUR QUESTIONS.

NOTE REGARDING FORWARD LOOKING STATEMENTS

This script contains forward-looking statements relating to expectations, plans or prospects for Openwave that are based upon the current expectations and beliefs of Openwave's management as of today only and are subject to certain risks and uncertainties, including economic and market variables. Based upon such factors among others, actual results could be above or below those described in the forward-looking statements. In particular, the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (a) the ability to realize our strategic objectives by taking advantage of market opportunities in the Americas, Europe, the Middle East, and Asia including Japan; (b) the ability to make changes in business strategy, development plans and product offerings to respond to the needs of our current, new and potential customers, suppliers and strategic partners; (c) risks specifically associated with the integration of the businesses of Phone.com and Software.com and the ability to achieve the expected benefits of the merger (including but not limited to those risks associated with the ability to (i) integrate effectively the two companies' product lines, technology, operations and personnel, (ii) take advantage of cross-selling opportunities and product and market synergies, (iii) retain key officers and employees, and (iv) effectively manage a larger more geographically dispersed organization); (d) risks associated with the development and licensing of software generally, including potential delays in software development and technical difficulties that may be encountered in the development or use of the Company's software; (e) the ability to manage the company's growth; (f) the ability to continue to obtain qualified, experienced employees; (g) the ability to successfully partner with other companies; (h) the ability to acquire additional companies and integrate such acquisitions; (i) competition and technological changes and developments; and (j) general risks of the Internet and wireless and wireline telecommunications sectors.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission, including but not limited to Phone.com's and Software.com's respective Quarterly Reports on Form 10-Q for the quarter ended September 30, 2000, Phone.com's and Software.com's most recently filed Annual Reports on Form 10-K, and Phone.com's registration statement on Form S-4 as filed on October 10, 2000, and any subsequently filed reports. All documents also are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Openwave's Web site at www.openwave.com.

Openwave makes the forward looking statements set forth in this release as of today and undertakes no obligation to update these statements. It is currently expected that the business outlook statements set forth above will not be updated until the release of Openwave's next quarterly earnings announcement. The Company reserves the right to update the outlook for any reason during the quarter, including the occurrence of material events.